                                                             Exhibit 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report of Vineyard Oil & Gas, Inc.
(the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Stephen B. Millis, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

December 23, 2005                                    By   /s/  Stephen B. Millis

                                                     Stephen B. Millis
                                                     Chief Executive Officer